Exhibit 10.7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE THEY BOTH ARE NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

Business Operation Agreement

This Business Operation Agreement (hereinafter referred to as the “Agreement”) was signed by the following parties (hereinafter referred to as the “Parties”) on September 26, 2018 in Shanghai, the People’s Republic of China (“PRC”):

Party A:

Name: Shanghai Mihe Information Technology Co., Ltd

Registered address: Room 601-B7, sixth floor, No. 99 of Fute West 1st Road, Shanghai, China

Legal representative: Xu Jin

Party B:

Name: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Party C:

Name: Xu Jin

ID number: [***]

Address: [***]

Name: Shanghai Rockbridge Investment Center (Limited Partnership) (hereinafter referred to as “Shanghai Rockbridge”).

Registered address: Room 3057, Building 5, No. 1690 Jiahao Road, Jiading District, Shanghai

Managing Partner: Shanghai Rockbridge Investment Management Co., Ltd

Name: Zhu Haitong

ID number: [***]

Address: [***]

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership) (hereinafter referred to as “Zhuhai Qianming”).

Managing Partner: Zhuhai Zhongguan Qianming Investment Management Co., Ltd

Residence: Room 105-2709, No. 6 Baohua Road, Hengqin New District, Zhuhai

Party D:

Name: Lhasa Economic and Technological Development Zone Shunying Investment Co., Ltd. (hereinafter referred to as “Shunying”).

Registered address: No. 2-2, Unit 3, Building 4, Area A, Sunshine New City, No. 158 Jinzhu West Road, Lhasa

Legal representative: Cao Liping

Name: Beijing Tianzhi Ding Innovation Investment Center (Limited Partnership) (hereinafter referred to as “Broadband Shareholding Enterprise”).

Executive Partner: Beijing Tianzhi Qinrui Investment Consulting Co., Ltd

Residence: Room 418, 4th floor, Building 18, No. 1 Disheng North Street, Beijing Economic and Technological Development Zone, Beijing

Name: Tibet Xiangyu Hetai Enterprise Management Co., Ltd. (hereinafter referred to as “Shuanghu”).

Registered address: No. 11, 16th Floor, Liuwu Building, Liuwu New District, Lhasa

Legal representative: Zhang Yan

WHEREAS:

1.	Party A is a wholly foreign-owned enterprise legally established and validly existing in the territory of the People’s Republic of China.

2.	Party B is a limited liability company legally established and validly existing in the People’s Republic of China.

3.	Party A and Party B have signed the Exclusive Technology and Consulting and Service Agreement, the Share Interest Pledge Agreement and the Option Agreement (collectively, the “Restructuring Agreement”) on September 26, 2018 and established business relationships; Party B shall make various payments to Party A under such agreements, so Party B’s daily business activities will have a material impact on its ability to pay corresponding amounts to Party A.

4.	Party C and Party D hold a total of 100% of the equity of Party B, Xu Jin holds 43.04% of the equity of Party B, and Shanghai Rockbridge holds 6.09% of the equity of Party B, Zhuhai Qianming holds 9% of the equity of Party B, Zhu Haitong holds 1.80% of the equity of Party B, Shunying holds 13.37% of of the equity of Party B, Broadband holding enterprises hold 13.37% of the equity of Party B, and Shuanghu holds 13.33% of the equity of Party B.

Accordingly, the parties to the agreement, after friendly consultations and in accordance with the principle of equality and mutual benefit, have reached the following agreements to abide by:

1.	Inaction obligation

In order to ensure that Party B performs the agreements signed with Party A and the obligations owed to Party A, Party B, Party C and Party D hereby confirm and agree that unless Party A or other party designated by Party A obtains the prior written consent of Party A, Party B will not conduct any transactions and behaviors that may have a material adverse impact on its assets, business, personnel, obligations, rights or company operations, including but not limited to the following:

1.1	to carry out any activity that goes beyond the normal course of the Company’s business or to conduct the Company’s business in a manner consistent and usual with the past;

1.2	borrowing from any third party or assuming any debt;

1.3	change or remove any director of the Company and remove the Company’s senior management;

1.4	sell or acquire or otherwise dispose of any assets or rights (including but not limited to any intellectual property rights) valued at more than RMB50,000 to any third party;

1.5	provide any form of security to any third party or impose any form of encumbrance on the Company’s assets, including intellectual property rights;

1.6	amending the articles of association or changing the company’s business scope;

1.7	change the Company’s normal business procedures or modify any material internal company rules and regulations;

1.8	transfer of rights and obligations under this Agreement to any third party;

1.9	make significant changes to its business model, marketing strategy, business policy or customer relationships; and

1.10	Distribution of dividends and dividends in any form.

2.	Management and personnel arrangement

2.1	Party B, Party C and Party D hereby agree to accept the opinions and instructions provided by Party A from time to time on the appointment and dismissal of the Company’s employees, the daily operation and management of the Company and the Company’s financial management system, etc., and strictly implement them.

2.2	Party B, Party C and Party D hereby agree that Party C and Party D will elect or appoint persons designated by Party A to serve as directors ( or executive directors) and supervisors of Party B in accordance with the procedures stipulated by laws, regulations and the articles of association, and urge such elected directors to elect the chairman of the company (if there is a board of directors) in accordance with the candidates recommended by Party A and will appoint the personnel designated by Party A as Party B’s general manager, financial officer and other senior management.

2.3	The above-mentioned directors or senior management designated by Party A who leave Party A for any reason (including but not limited to voluntary resignation or dismissal by Party A) will also lose their qualifications to hold any position in Party B. In this case, Party C and Party D will immediately dismiss any position held by the aforesaid person in Party B, and immediately elect or hire other personnel separately designated by Party A to serve in such position.

2.4	For the purposes of Paragraph 2.3 above, Party B, Party C and Party D will take all necessary internal and external procedures to complete the above termination and appointment procedures in accordance with the law, the Articles of Association and this Agreement.

2.5	Party C and Party D hereby agree that at the same time as this Agreement is signed, Party C will execute a power of attorney in the form and content as shown in Appendix (A) to Annex (G) of this Agreement, according to which Party C will irrevocably authorize Party A or a person designated by Party A to exercise its shareholder rights on its behalf. Party C further agrees that it will replace the person named in the above power of attorney at any time in accordance with Party A’s request.

3.	Entire Agreement and Agreement Modification

4.1	This Agreement and all agreements and/or documents referred to or expressly contained herein constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, contracts, understandings and communications, oral and written, between the parties relating to the subject matter hereof.

4.2	Any modification to this Agreement shall be effective only if it is signed in writing by the parties. The modification agreement and supplementary agreement of this agreement duly signed by the parties to this agreement are an integral part of this agreement and have the same legal effect as this agreement.

4.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the People’s Republic of China (for the purposes of this Agreement only, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

5.	Dispute Resolution

6.1	In the event of a dispute between the parties regarding the interpretation and performance of the terms under this Agreement, the Parties shall resolve the dispute through negotiation in good faith. If the negotiation fails, either party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in force at that time. The place of arbitration shall be Shanghai, and the language to be used in the arbitration shall be Chinese. The arbitral award shall be final and binding on all parties to the agreement. The provisions of this section shall not be affected by the termination or rescission of this Agreement.

6.2	Except for matters in dispute between the parties, the parties shall continue to perform their respective obligations in good faith in accordance with the provisions of this Agreement.

6.	Notice

Notices given by the parties to perform their rights and obligations under this Agreement shall be in writing and sent to the addresses listed below by personal delivery, registered mail, postage prepaid mail, approved courier service, or facsimile.

Party A:

Name: Shanghai Mihe Information Technology Co., Ltd

Address: [***]

Contact: [***]

Phone: [***]

Party B:

Name: Shanghai Jinxin Network Technology Co., Ltd

Registered address: 3rd floor, No. 1, Lane 500 of Shengxia Road, Shanghai, China

Contact: [***]

Phone: [***]

Party C:

Name: Xu Jin

Address: [***]

Phone: [***]

Name: Shanghai Rockbridge Investment Center (Limited Partnership).

Residence: Room 623, Jinzuo, 108 Square, No. 11 Yujinggang Road, Zhabei District, Shanghai

Contact: [***]

Phone: [***]

Name: Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership).

Address: [***]

Contact: [***]

Phone: [***]

Name: Zhu Haitong

Address: [***]

Phone: [***]

Contact: [***]

Party D:

Name: Lhasa Economic and Technological Development Zone Shunying Investment Co., Ltd

Address: [***]

Phone: [***]

Contact: [***]

Name: Beijing Tianzhi Ding Innovation Investment Center (Limited Partnership).

Address: [***]

Phone: [***]

Attn: [***]

Name: Tibet Xiangyu Hetai Enterprise Management Co., Ltd

Address: [***]

Phone: [***]

Attn: [***]

If the notice is given by personal delivery, courier service, registered mail, or postage prepaid, the effective date of delivery shall be the date of dispatch or rejection at the address set as the notice. If the notice is sent by facsimile, the date of successful transmission shall be the date of effective delivery (which shall be evidenced by an automatically generated confirmation of transmission).

7.	Duty of Confidentiality

Each party acknowledges and determines that any oral or written information exchanged with respect to this Agreement, its contents, and the preparation or performance of this Agreement shall be deemed confidential. Each Party shall keep all such Confidential Information confidential and shall not disclose any Confidential Information to any third party without the written consent of the other party, except for (a) any information known or to be known to the public (provided that it is not disclosed to the public by one of the parties receiving the Confidential Information). ; (b) any information required to be disclosed pursuant to applicable laws and regulations, stock trading rules, or orders of government authorities or courts; or (c) information disclosed by either party to its shareholders, directors, employees, legal or financial advisers in connection with transactions described in this Agreement, and such shareholders, directors, employees, legal or financial advisers are subject to confidentiality obligations similar to these Terms. If any of the shareholders, directors, employees or hiring agencies of any party leaks the secrets, it shall be deemed to be a breach of secrets by that party and shall be liable for breach of contract in accordance with this Agreement.

8.	Liability for breach of contract

If Party B, Party C and/or Party D materially breaches any of the provisions made under this Agreement, Party A shall have the right to terminate this Agreement and/or require Party B, Party C and/or Party D to pay damages, and either Party B and Party C shall respect the other Party (except Party A and Party D). Party D shall be jointly and severally liable for the performance of its obligations under this Agreement, but Party D shall only be liable to Party A for its breach of contract for the equity interests of Party B held by Party B, and not jointly and severally liable to Party A for the liability of Party B and Party C under this Agreement; This Section 9 shall not preclude any other rights of you under this Agreement. If Party A violates any provision of this Agreement, the non-breaching Party shall have the right to demand damages from the breaching Party, but unless otherwise provided by law, Party B and/or Party C shall not have any right to terminate or rescind this Agreement under any circumstances.

9.	Term of Agreement and Others

9.1	The written consent, suggestions, designations and other decisions that have a significant impact on Party B’s daily operations concerning this Agreement shall be made by Party A’s board of directors.

9.2	This Agreement shall be signed and enter into force by the parties on the date indicated at the beginning of the document. To the extent permitted by law, this Agreement shall continue to be effective unless Party A terminates this Agreement in advance.

9.3	Party B, Party C and Party D have no right to terminate this Agreement in advance. Party A shall have the right to terminate this Agreement at any time by giving written notice to Party B, Party C and Party D thirty (30) days in advance.

9.4	The parties hereby confirm that this Agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. If any term and provision of this Agreement is deemed illegal or unenforceable by applicable law, then that provision shall be deemed deleted from this Agreement and shall become invalid, but the other provisions of this Agreement shall remain in full force and effect, and this Agreement shall be deemed to have been absent from the outset. The parties to the Agreement shall agree with each other to replace the provisions deemed deleted with provisions that are acceptable to all parties to the Agreement, legal and valid.

9.5	The failure of either party to exercise any right, power or privilege under this Agreement shall not operate as a waiver. The single or partial exercise of any right, power or privilege shall not preclude the exercise of any other right, power or privilege.

9.6	This Agreement is written in Chinese, the original copy is in duplicate (9), one copy for each party, and it has the same effect.

9.7	Each provision of this Agreement is severable and independent of each of the other provisions, and if at any time any one or more provisions of this Agreement become invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

9.8	No other party may assign any of its rights and/or obligations under this Agreement to any third party without your prior written consent; Party B, Party C and Party D hereby agree that Party A shall have the right to assign any of their rights and/or obligations under this Agreement to any third party upon written notice to Party B, Party C and Party D, provided that such transfer is unanimously approved by the shareholders’ meeting or sole proprietorship of Party A.

(There is no text below this page).

(This page has no text, it is the signature page of the Business Operation Agreement).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party A: Shanghai Mihe Information Technology Co., Ltd

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Party B: Shanghai Jinxin Network Technology Co., Ltd

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Party C:

Xu Jin

Signed by:	/s/ Xu Jin

(This page has no text, it is the signature page of the Business Operation Agreement).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party C:

Shanghai Rockbridge Investment Center (Limited Partnership) (official seal).

(Company Seal)

Signed by:	/s/ You Anran

Authorized Representative: You Anran

(This page has no text, it is the signature page of the Business Operation Agreement).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party C:

Zhu Haitong

Signed by:	/s/ Zhu Haitong

(This page has no text, it is the signature page of the Business Operation Agreement).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party C:

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership) (official seal).

(Company Seal)

Signed by:	/s/ Zhang Yan

Authorized Representative:

(This page has no text, it is the signature page of the Business Operation Agreement).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party D:

Lhasa Economic and Technological Development Zone Shunying Investment Co., Ltd. (official seal).

(Company Seal)

Signed by:	/s/ Cao Liping
Name:	Cao Liping
Position:	Legal representative

(This page has no text, it is the signature page of the Business Operation Agreement).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party D:

Beijing Tianzhi Ding Innovation Investment Center (Limited Partnership) (official seal).

(Company Seal)

Signed by:	/s/ E Lixin

Authorized Representative:

(This page has no text, it is the signature page of the Business Operation Agreement).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party D:

Tibet Xiangyu Hetai Enterprise Management Co., Ltd. (official seal).

(Company Seal)

Signed by:	/s/ Zhang Yan
Name:	Zhang Yan
Position:	Legal representative

Annex

Powers of Attorney

Supplement Agreement to

Business Operation Agreement

This Supplement Agreement to Business Operation Agreement (hereinafter referred to as the “Agreement”) is signed by the following parties (hereinafter referred to as the “Parties”) on January 6, 2023 in Shanghai, People’s Republic of China (“China”).

Shanghai Jinxin Network Technology Co., Ltd.

Registered address at: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Shanghai Mihe Information Technology Co., Ltd

Registered address: Room 102-1, Floor 1, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Xu Jin

Residence: [***]

ID number: [***]

Tibet Xiangyu Hetai Enterprise Management Co., Ltd

Legal representative: Li Chaojiang

Residence: Room 1605, 16th Floor, Liuwu Building, Liuwu New District, Lhasa, Tibet, China

Unified Social Credit Code: 911201165594522949

Shanghai Rockbridge Investment Center (Limited Partnership).

Managing Partner: Shanghai Chuangjian New Material Technology Co., Ltd

Residence: Room J7059, 1st floor, Zone E, Building 4, No. 358_368 of Kefu Road, Jiading District, Shanghai, China

Unified Social Credit Code: 913101140820689645

Beijing Tianzhi Ding Innovation and Investment Center (Limited Partnership).

Executive Partner: Beijing Tianzhi Qinrui Investment Consulting Co., Ltd

Residence: Room 806-1, Floor 8, Building 18, Courtyard 1, Disheng North Street, Beijing Economic and Technological Development Zone, Beijing, China

Unified social credit code: 91110302351635614P

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership).

Managing Partner: Zhuhai Zhongguan Qianming Investment Management Co., Ltd

Residence: Room 6179, Floor 6, No. 169, Rongzhu Road, Hengqin New District, Zhuhai, China

Unified Social Credit Code: 914404000885585189

Zhu Haitong

Residence: [***]

ID number: [***]

Lhasa Economic and Technological Development Zone Shunying Investment Co., Ltd

Registered address: No. 2-2, Unit 3, Building 4, Area A, Sunshine New City 158 , Jinzhu West Road, Lhasa, China.

Legal representative: Cao Liping

WHEREAS:

1.	The parties of this Agreement signed the Business Operation Agreement (the “Original Agreement”) on September 26, 2018;

2.	The parties to this Agreement agree to make specific amendments to the original Agreement and to enter into this Agreement.

Accordingly, the parties to this Agreement, after friendly consultation and based on the principle of equality and mutual benefit, have reached the following agreement to abide by:

1.	The signatories of the original agreement shall be replaced by:

Party A:

Name: Shanghai Mihe Information Technology Co., Ltd

Registered address: Room 102-1, Floor 1, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Party B:

Name: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Party C:

Name: Xu Jin

ID number: [***]

Address: [***]

Name: Shanghai Rockbridge Investment Center (Limited Partnership) (hereinafter referred to as “Shanghai Rockbridge”).

Registered address: Room J7059, 1st floor, Zone E, Building 4, No. 358_368 of Kefu Road, Jiading District, Shanghai, China

Managing Partner: Shanghai Chuangjian New Material Technology Co., Ltd

Name: Zhu Haitong

ID number: [***]

Address: [***]

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership) (hereinafter referred to as “Zhuhai Qianming”).

Managing Partner: Zhuhai Zhongguan Qianming Investment Management Co., Ltd

Residence: Room 6179, Floor 6, No. 169, Rongzhu Road, Hengqin New District, Zhuhai, China

Party D:

Name: Beijing Tianzhi Ding Innovation and Investment Center (Limited Partnership) (hereinafter referred to as “Broadband Shareholding Enterprise”).

Executive Partner: Beijing Tianzhi Qinrui Investment Consulting Co., Ltd

Residence: Room 806-1, Floor 8, Building 18, Courtyard 1, Disheng North Street, Beijing Economic and Technological Development Zone, Beijing, China.

Name: Tibet Xiangyu Hetai Enterprise Management Co., Ltd. (hereinafter referred to as “Shuanghu”).

Registered address: Room 1605, 16th Floor, Liuwu Building, Liuwu New District, Lhasa, Tibet, China.

Legal representative: Li Chaojiang

2.	In view of clause 4, paragraph 4 of the original agreement shall be replaced by the following:

Party C and Party D hold a total of 100% of the equity of Party B, Xu Jin holds the equity of Party B in the amount of RMB 1,970,750, Shanghai Rockbridge holds the equity of Party B in the amount of RMB 212,663, and Zhuhai Qianming holds the amount of Party B in RMB For RMB314,557, Zhu Haitong holds equity of RMB 62,796 in the amount of Party B, Broadband Holding Company holds equity of RMB 466,972 in the amount of Party B, and Shuanghu holds equity in the amount of RMB 465,476 in Party B.

3.	Article 2.5 of the original agreement shall be replaced by the following:

Party C and Party D hereby agree that at the same time as this Agreement is signed, Party C will execute a power of attorney in the form and content as shown in Annexes (A) to (F) of this Agreement, respectively, according to which Party C irrevocably authorizes Party A or a person designated by Party A to exercise its shareholder rights on its behalf. Party C further agrees that it will replace the person named in the above power of attorney at any time in accordance with Party A’s request.

4.	The following article shall be added as the Article 2.6 of the original agreement:

Party A shall be in charge of the normal business operations of Party B, Party B shall pay Party A its net profits (if any) and Party A shall bear Party B’s losses (if any). Party A shall assume all the operation risks in association with the management of Party B entrusted to it. Party A shall be responsible for any loss incurred to Party B’s operation. If the cash of Party B is not enough to pay its debt, Party A is liable to pay the debt; if the loss of Party B leads to a net asset balance of less than the its registered capital, Party A shall be liable to make up for the deficiency; if one party lacks the necessary working capital to maintain its daily business operations, it may request the other party to provide short-term interest-free loans.

5.	Article 6 of the original agreement shall be replaced by the following:

Notices given by the parties to perform their rights and obligations under this Agreement shall be in writing and sent to the addresses listed below by personal delivery, registered mail, postage prepaid mail, approved courier service, or facsimile.

First Party:

Name: Shanghai Mihe Information Technology Co., Ltd

Address:[***];

Contact: [***]

Phone: [***]

Party B :

Name: Shanghai Jinxin Network Technology Co., Ltd

Registered address: 3rd floor, Building 1, Lane 500 of Shengxia Road, Shanghai, China.

Contact: [***]

Phone: [***]

Party C :

Name: Xu Jin

Address: [***]

Phone: [***]

Name: Shanghai Rockbridge Investment Center (Limited Partnership).

Residence: Room 623, Jinzuo, 108 Square, No. 11 Yujinggang Road, Zhabei District, Shanghai, China.

Contact: [***]

Phone: [***]

Name: Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership).

Address: [***]

Contact: [***]

Phone: [***]

Name: Zhu Haitong

Address: [***]

Phone: [***]

Contact: [***]

Party D:

Name: Beijing Tianzhi Ding Innovation Investment Center (Limited Partnership).

Address: [***]

Phone: [***]

Attn: [***]

Name: Tibet Xiangyu Hetai Enterprise Management Co., Ltd

Address: [***]

Phone: [***]

Attn: [***]

If the notice is given by personal delivery, courier service, registered mail, or postage prepaid, the effective date of delivery shall be the date of dispatch or rejection at the address set as the notice. If the notice is sent by facsimile, the date of successful transmission shall be the date of effective delivery (which shall be evidenced by an automatically generated confirmation of transmission).

6.	Annexes (A) to (G) to the original Agreement shall be replaced in their entirety by Annexes (A) to Exhibits (F) to this Agreement and shall be signed separately.

7.	This Agreement shall enter into force upon signature by the parties on the date set forth at the beginning of this Agreement, and all other provisions of the original Agreement shall remain in full force and effect. This Agreement forms an integral part of the original Agreement.

8.	This Agreement shall be governed by and construed in accordance with the laws of the People’s Republic of China (for the purposes of this Agreement only, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

9.	This Agreement is made in nine copies in Chinese writing, one for each party, and has the same effect.

(This page has no text, it is the signature page of the “Supplement Agreement to Business Operation Agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party A: Shanghai Mihe Information Technology Co., Ltd

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Party B: Shanghai Jinxin Network Technology Co., Ltd

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Party C:

Xu Jin

Signed by:	/s/ Xu Jin

(This page has no text, it is the signature page of the “Supplement Agreement to Business Operation Agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party C :

Shanghai Rockbridge Investment Center (Limited Partnership)

(Company Seal)

Signed by:	/s/ Chen Weidong

Authorized Representative:

(This page has no text, it is the signature page of the “Supplement Agreement to Business Operation Agreement “).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party C :

Zhu Haitong

Signed by:	/s/ Zhu Haitong

(This page has no text, it is the signature page of the “Supplement Agreement to Business Operation Agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party C :

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership)

(Company Seal)

Signed by:	/s/ Zhang Yan

Authorized Representative:

(This page has no text, it is the signature page of the “Supplement Agreement to Business Operation Agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party D:

Lhasa Economic and Technological Development Zone Shunying Investment Co., Ltd.

(Company Seal)

Signed by:	/s/ Cao Liping
Name:	Cao Liping
Position:	Legal representative

(This page has no text, it is the signature page of the “Supplement Agreement to Business Operation Agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party D:

Beijing Tianzhi Ding Innovation Investment Center (Limited Partnership)

(Company Seal)

Signed by:	/s/ E Lixin

Authorized Representative:

(This page has no text, it is the signature page of the “Supplement Agreement to Business Operation Agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party D:

Tibet Xiangyu Hetai Enterprise Management Co., Ltd.

(Company Seal)

Signed by:	/s/ Li Chaojiang
Name:	Li Chaojiang
Position:	Legal representative

Annex

Powers of Attorney